Exhibit 99.2

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON

PETROLEUM, LLC AND OTHER SELLERS

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Quarters Ended March 31, 2022 and 2021

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON

PETROLEUM, LLC AND OTHER SELLERS

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Quarters Ended March 31, 2022 and 2021

Table of Contents

Independent Accountants’ Review Report	1

Statements of Revenues and Direct Operating Expenses	2

Notes to the Statements of Revenues and Direct Operating Expenses	3

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

To the Members and Board of Directors of

Hannathon Petroleum, LLC

We have reviewed the accompanying statements of revenues and direct operating expenses associated with certain oil and gas properties to be acquired by HighPeak Energy Assets, LLC from Hannathon Petroleum, LLC and other sellers (the “Properties”), for the quarters then ended, and the related notes to the statements of revenues and direct operating expenses (collectively, the “financial statements”). A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with GAAP. We believe that the results of our procedures provide a reasonable basis for our conclusion.

We are required to be independent of Hannathon Petroleum, LLC, and other sellers and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our review.

Accountants’ Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

/s/ Whitley Penn, LLP

Odessa, Texas

June 24, 2022

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC

AND OTHER SELLERS

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

	Quarters Ended March 31,
	2022	2021

Revenues, net	$30,201,849	$12,231,041
Direct operating expenses	5,480,031	2,875,850
Excess of revenues over direct operating expenses	$24,721,818	$9,355,191

See accompanying notes to the Statements of Revenues and Direct Operating Expenses

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND

OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Quarters Ended March 31, 2022 and 2021

1.	Basis of Presentation

On April 26, 2022, Hannathon Petroleum, LLC (“Hannathon” or the “Company”) on the one hand and HighPeak Energy Assets, LLC (the “Buyer”) on the other hand, entered in a Purchase and Sale Agreement ( the “PSA”), pursuant to which the Buyer will purchase certain oil and gas leasehold and other real and personal property interests in Howard County, Texas and assume certain liabilities from Hannathon and other sellers (the interests as burdened by any assumed liabilities, the “Properties”), in exchange for 3,777,777 common shares of HighPeak Energy, Inc. and $255,000,000 of cash, subject to adjustment as set forth therein. The transaction has an effective date of January 1, 2022.

The Statements of Revenues and Direct Operating Expenses have been derived from the historical financial records of Hannathon, which represents the interests of Hannathon and other sellers as defined in the PSA, in revenues and direct operating expenses associated with the Properties, and were not accounted for as a separate subsidiary or division during the period presented. Accordingly, a complete financial statement prepared under U.S. Generally Accepted Accounting Principles (“GAAP”) is not available or practicable to obtain for the Properties. The statements of revenues and direct operating expenses are not intended to be a complete presentation of the results of operations of the Properties and will not be representative of future operations as it does not include depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest expense and income taxes and other income and expense items not directly associated with the revenues and direct operating expenses related to the Properties. Furthermore, no balance sheet has been presented for the Properties because they were not accounted for as a separate subsidiary or division of Hannathon, and complete financial statements are not available, nor has information about the Properties operating, investing and financing cash flows been provided for similar reasons. The Statements of Revenues and Direct Operating Expenses of the Properties is presented in lieu of the full financial statements required under Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”).

2.	Summary of Significant Accounting Policies

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Revenue Recognition

The Company recognizes revenue when control of the promised goods or services is transferred to customers at an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND

OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(continued)

2.	Summary of Significant Accounting Policies – continued

Revenue Recognition – continued

Oil Sales

Sales under the Company’s oil contracts are generally considered performed when the Company sells oil production at the wellhead and receives an agreed-upon index price, net of any price differentials. The Company recognizes revenue when control transfers to the purchaser at the wellhead based on the net price received.

Natural Gas and Natural Gas Liquids Sales

The Company evaluated whether it was the principal or the agent in gas processing transactions and concluded that it is the principal when it has the ability to take-in-kind, which is not the case in the majority of the Company’s gas processing and transportation contracts. Therefore, the Company recognizes revenue on a net basis, with the gathering, processing and transportation costs associated with its arrangements being recorded as a reduction to natural gas and natural gas liquids (“NGLs”) sales in the accompanying statements of revenues and direct operating expenses.

Performance obligations and contract balances

The majority of the Company’s commodity sale commitments are short-term in nature with a contract term of one year or less. The Company typically satisfies its performance obligations upon transfer of control as described above and records the related revenue in the month production is delivered to the purchaser. Settlement statements for sales of oil, natural gas, and NGLs may not be received for 30 to 60 days after the date the volumes are delivered, and as a result, the Company is required to estimate the amount of volumes delivered to the purchaser and the price that will be received for the sale of the product.

The Company records the differences between estimates and the actual amounts received for product sales in the month that payment is received from the purchaser. Historically, differences between the Company’s revenue estimates and actual revenue received have not been significant.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of lease operating expenses of the Properties. The lease operating expenses include production and ad valorem taxes, lifting costs, well repair expenses, facility maintenance expenses, well workover costs, and other field related expenses. Lease operating expenses also include overhead charged by the operator of the property for non-operated properties and expenses directly associated with support personnel; support services; equipment; and facilities directly related to oil and gas production activities.

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND

OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING

EXPENSES

(continued)

2.	Summary of Significant Accounting Policies – continued

Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual amounts could differ from those estimates.

Contingencies

The activities of the Properties may become subject to potential claims and litigation in the normal course of operations. Hannathon’s management is not aware of any claims or threatened litigation that management believes will have a material adverse effect on the operations or financial results of the Properties.

3.	Major Customers

During the three months ended March 31, 2022 and 2021, three purchasers accounted for substantially all revenues attributable to the Properties. Management does not believe that the loss of these customers would have a material adverse effect as alternative customers are readily available.

4.	Subsequent Events

The Company has evaluated subsequent events through June 24, 2022 the date the Statements of Revenues and Direct Operating Expenses were available to be issued.

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